UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________
FORM 8-K
_____________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event Reported): June 3, 2022
PubMatic, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-39748	20-5863224
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
N/A
(Address of Principal Executive Offices) (Zip Code)
N/A
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	PUBM	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)

On June 3, 2022, upon the recommendation of the Nominating and Governance Committee of the Board of Directors (“Board”) of PubMatic, Inc. (“Company”), the Board approved the appointment of Shelagh Glaser (“Ms. Glaser”) and Jacob Shulman (“Mr. Shulman”) to the Board and audit committee effective immediately, to serve until his or her successor is duly elected and qualified, or until his or her death, resignation or removal. Ms. Glaser and Mr. Shulman will serve terms that will expire at the Company’s 2023 Annual Meeting of Stockholders.

There are no arrangements or understandings between Ms. Glaser and Mr. Shulman and any other persons pursuant to which Ms. Glaser and Mr. Shulman were named as directors. Ms. Glaser and Mr. Shulman are not parties to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. Additionally, the Board has determined that Ms. Glaser and Mr. Shulman satisfy the independence requirements of the NASDAQ Stock Market listing rules and the Securities and Exchange Commission for purposes of service on audit committees.

Ms. Glaser and Mr. Shulman’s compensation shall be consistent with the Company’s policy for non-employee directors, which provides for (i) an annual award consisting of restricted stock units with an aggregate value of $175,000 of the Company’s Class A common stock and (ii) an annual retainer of $45,000 paid quarterly in arrears. In addition, Ms. Glaser and Mr. Shulman will receive $10,000 in committee fees per year for service on the audit committee. Ms. Glaser and Mr. Shulman’s initial compensation shall be pro-rated for full calendar months served in respect of the period between commencement of service and the immediately subsequent annual meeting.

In connection with their appointment to the Board, Ms. Glaser and Mr. Shulman will execute the Company’s standard form of indemnification agreement for directors.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PUBMATIC, INC.

Date: June 7, 2022	By:	/s/ Steven Pantelick
Steven Pantelick
Chief Financial Officer